UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2017

Annual Repor t

QS

Variable Asset Allocation Series

QS Variable Growth

QS Variable Moderate Growth

QS Variable Conservative Growth

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

QS Variable Asset Allocation Series

QS Variable Asset Allocation Series (“Variable Asset Allocation Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio is a “fund of funds,” investing in other mutual funds and exchange-traded funds (ETFs), and is managed as an asset allocation program.

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Variable Asset Allocation Series for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Portfolios’ reporting period and to learn how those conditions have affected each Portfolio’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	QS Variable Asset Allocation Series

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rate,iv three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

QS Variable Asset Allocation Series	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Variable Asset Allocation Series

Portfolios overview

QS Variable Asset Allocation Series (the “Variable Asset Allocation Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in other mutual funds and exchange-traded funds (“ETFs”). The Variable Asset Allocation Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Asset Allocation Series also offer a mix of bond asset classes, such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential. Each Portfolio is managed as an asset allocation program and seeks to achieve its investment objective by allocating its assets among the funds and ETFs managed by the manager and its affiliates and ETFs managed by unaffiliated investment advisers (“underlying funds”).

Q. What were the overall market conditions during the Portfolios’ reporting period?

A. Equity performance in 2017 was consistently strong throughout the twelve-month reporting period ended December 31, 2017 and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities led the way, appreciating 37.28%, as measured by the MSCI Emerging Markets Indexi, followed by international developed equities, U.S. equities, and global equities, which returned 25.03%, 21.83%, and 23.97%, respectively, as measured by the MSCI EAFE Indexii, the S&P 500 Indexiii and the MSCI All Country World Indexiv, respectively. Throughout the reporting period, major U.S. equity indices continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted price-to-earningsv ratio, reached 32x in December 2017 — the second highest point in the time series’ history, dating from 18801.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies, including increased infrastructure spending, decreased business regulation, and corporate tax cuts. The realization of these policy milestones throughout 2017 provided continued equity market support. Most recently, President Trump’s administration proposed tax cut gained momentum throughout the last quarter of the year and was finally passed in December 2017. This legislation substantially lowers the U.S. corporate tax rate from 35% to 21%, supporting corporate future earnings growth.

The year’s strong equity market performance was driven by many advanced economies approaching full employment and inflation rising slowly. In addition to this economic data across global manufacturing, consumer confidence, jobless claims and unemployment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the Federal Reserve Board (the “Fed”)vi continued its path of normalization by announcing a twenty-five basis pointvii rate hike in December 2017 — this was a pace and magnitude largely expected by the market.

All of these pro-growth factors led to the strong outperformance of equities over bonds during the period. Global bonds, as measured by the Bloomberg Barclays Global Aggregate Indexviii, rose 7.39% and U.S. bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, gained only 3.54% in 2017, just covering the rate of U.S. inflation.

Commodities, as measured by the Bloomberg Commodity Indexx, ended the reporting period roughly flat, but finished 2017 with their strongest quarter of 2017, appreciating 4.4% in the final three months. This was primarily attributed to a sharp rise in crude oil prices during the fourth quarter of 2017. Crude oil prices rebounded late in the year as Saudi Arabia signaled in October 2017 that they would support the extension of the Organization of Petroleum Exporting Countries (“OPEC”) led output cuts. The U.S. dollar saw substantial depreciation in 2017, dropping 8.5% in the reporting period. However, this decline was slowed in the last quarter when the U.S. dollar dropped only nine basis points following declines of 3.5%, 3.2% and 2.0% in the first three quarters of 2017, all based on the Bloomberg Dollar Spot Indexxi.

Q. How did we respond to these changing market conditions?

A. For all three Portfolios, we employ a quantitative tactical strategy that over- and underweights certain allocations in the Portfolios in response to various market, economic and valuation conditions. These tactical views are generally updated on a quarterly basis. Throughout the reporting period, we were generally overweight equities versus investment grade fixed income, as valuation measures and our in-house index of leading economic indicators favored equities.

The Portfolios were also overweight high yield versus investment grade fixed income largely due to spread tightening and a consistently low equity volatility environment, which we believe favors high yield relative to investment grade bonds.

In the beginning of the reporting period, the Portfolios were overweight U.S. equities versus international-developed equities. Mid-year, we changed our tactical position to a modest overweight in international-developed equities versus U.S. equities. This was largely driven by relative valuation between the two asset classes and an observation of steeper yield curvesxii in international-developed countries; steeper yield curves are generally indicative of positive economic growth.

[1]	Price earnings ratio based on average inflation-adjusted earnings from the previous 10 years, known as the Cyclically Adjusted PE Ratio (“CAPE Ratio”), Shiller PE Ratio, or PE 10.

QS Variable Asset Allocation Series 2017 Annual Report	1

Portfolios overview (cont’d)

QS Variable Growth1

QS Variable Growth seeks capital appreciation. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 70% to 100% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 0% to 30% to underlying funds that invest in fixed-income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2017, Class I shares of QS Variable Growth1 returned 19.33%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 3000 Indexxiii, and the Variable Growth Composite Benchmarkxiv returned 3.54%, 21.13% and 18.32%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average2 returned 20.11% for the same period.

Performance Snapshot as of December 31, 2017 (unaudited)
	6 months	12 months
QS Variable Growth[1]:
Class I*	10.23%	19.33%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Russell 3000 Index	11.20%	21.13%
Variable Growth Composite Benchmark	9.16%	18.32%
Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average[2]	9.56%	20.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

*Effective May 1, 2017, Class II shares were added to the Portfolio and the existing single class shares were renamed Class I shares. Class II shares did not commence operations during the reporting period.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratio for Class I shares was 0.90%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds for the six-month period and among the 61 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

2	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Moderate Growth1

QS Variable Moderate Growth seeks long-term growth of capital. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 55% to 85% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 15% to 45% to underlying funds that invest in fixed- income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2017, Class I shares of QS Variable Moderate Growth1 returned 16.73%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 3000 Index, and the Variable Moderate Growth Composite Benchmarkxv returned 3.54%, 21.13% and 15.68%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 15.82% for the same period.

Performance Snapshot as of December 31, 2017 (unaudited)
	6 months	12 months
QS Variable Moderate Growth[1]:
Class I*	8.51%	16.73%
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Russell 3000 Index	11.20%	21.13%
Variable Moderate Growth Composite Benchmark	7.80%	15.68%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	7.53%	15.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

*Effective May 1, 2017, Class II shares were added to the Portfolio and the existing single class shares were renamed Class I shares. Class II shares did not commence operations during the reporting period.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratio for Class I shares was 0.98%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 232 funds for the six-month period and among the 226 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

QS Variable Asset Allocation Series 2017 Annual Report	3

Portfolios overview (cont’d)

QS Variable Conservative Growth1

QS Variable Conservative Growth seeks balance of growth of capital and income. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% to underlying funds that invest in fixed-income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2017, Class I shares of QS Variable Conservative Growth1 returned 13.55%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 1000 Indexxvi, and the Variable Conservative Growth Composite Benchmarkxvii returned 3.54%, 21.69% and 12.13%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 13.33% for the same period.

Performance Snapshot as of December 31, 2017 (unaudited)
	6 months	12 months
QS Variable Conservative Growth[1]:
Class I*	6.57%	13.55%
Class II**	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Index	1.24%	3.54%
Russell 1000 Index	11.36%	21.69%
Variable Conservative Growth Composite Benchmark	5.92%	12.13%
Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average[2]	6.31%	13.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

*Effective May 1, 2017, Class II shares were added to the Portfolio and the existing single class shares were renamed Class I shares.

**The Portfolio’s Class II shares’ inception date is June 23, 2017.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.82% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20% for Class I shares and 0.45% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 270 funds for the six-month period and among the 264 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4	QS Variable Asset Allocation Series 2017 Annual Report

Q. What were the leading contributors to performance?

A. Underweighting fixed income overall was a positive contributor to performance during the reporting period, given the strong equity market. Taking into account both the underlying fund returns and their weightings within the Portfolios, the leading contributor to absolute performance was the Portfolios’ allocation to U.S. equities, with BrandywineGLOBAL — Dynamic US Large Cap Value Fund, QS International Equity Fund and ClearBridge Appreciation Fund posting especially strong returns. In the fixed income space, Western Asset Core Bond Fund’s return was also strong. In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading contributors were BrandywineGLOBAL — Dynamic US Large Cap Value Fund and BrandywineGLOBAL — Diversified US Large Cap Value Fund.

Q. What were the leading detractors from performance?

A. On an absolute basis, Royce Small-Cap Value Fund was the only detractor from the Portfolios’ performance in 2017. In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading detractors were Royce Small-Cap Value Fund and QS Global Dividend Fund.

Q. Were there any significant changes to the Portfolios during the reporting period?

A. In 2017, three new underlying funds were added to the Portfolios, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, QS U.S. Small Capitalization Equity Fund and Western Asset Intermediate Bond Fund.

Thank you for your investment in the Variable Asset Allocation Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Adam J. Petryk, CFA

Portfolio Manager

QS Investors, LLC

Thomas Picciochi, CAIA

Portfolio Manager

QS Investors, LLC

Ellen Tesler

Portfolio Manager

QS Investors, LLC

January 24, 2018

RISKS: Equity securities are subject to price and market fluctuations. Fixed-income securities are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds (commonly known as “junk” bonds) involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds and exchange-traded funds (“ETFs”), rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The Portfolios pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, each Portfolio indirectly bears its pro rata share of the fees and expenses incurred by the underlying funds it invests in, including management fees and other expenses. These expenses are in addition to the expenses that each Portfolio bears directly in connection with its own operation. Also, the portfolio managers may invest in underlying funds that have a limited performance history. Please see the Portfolios’ prospectuses for a more complete discussion of these and other risks and the Portfolios’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Variable Asset Allocation Series 2017 Annual Report	5

Portfolios overview (cont’d)

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

[v]	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

viii	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Bloomberg Commodity Index (“BCOM”) is a broadly diversified commodity price index distributed by Bloomberg Indices.

xi

The Bloomberg Dollar Spot Index (“BBDXY”) tracks the performance of a basket of 10 leading global currencies versus the U.S. Dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and FX liquidity.

xii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
xiii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xiv

The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xv

The Variable Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xvi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

xvii

The Variable Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg Barclays U.S. Aggregate Index and 7% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

6	QS Variable Asset Allocation Series 2017 Annual Report

Portfolios at a glance (unaudited)

QS Variable Growth Breakdown† as of —December 31, 2017

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
22.1 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Information Technology
20.8 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
16.2 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Financials Information Technology Industrials Consumer Discretionary Health Care
10.0 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Consumer Staples Industrials
8.5 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
8.4 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
6.7 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Consumer Discretionary Industrials
4.4 Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Asset-Backed Securities Mortgage-Backed Securities
2.9 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Mortgage-Backed Securities Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities

†	Subject to change at any time.

QS Variable Asset Allocation Series 2017 Annual Report	7

Portfolios at a glance (unaudited) (cont’d)

QS Variable Moderate Growth Breakdown† as of — December 31, 2017

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
20.2 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Information Technology
16.6 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
14.7 Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Asset-Backed Securities Mortgage-Backed Securities
13.1 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Financials Information Technology Industrials Consumer Discretionary Health Care
11.8 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
9.8 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Mortgage-Backed Securities Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities
9.1 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Consumer Staples Industrials
4.7 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Consumer Discretionary Industrials
0.0‡ Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials

†	Subject to change at any time.

‡	Amount represents less than 0.1%.

8	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Conservative Growth Breakdown† as of — December 31, 2017

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
27.1 Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Asset-Backed Securities Mortgage-Backed Securities
18.2 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Mortgage-Backed Securities Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities
13.9 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Information Technology
10.8 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
10.5 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Financials Information Technology Industrials Consumer Discretionary Health Care
10.4 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
6.6 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Consumer Staples Industrials
2.5 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials

†	Subject to change at any time.

QS Variable Asset Allocation Series 2017 Annual Report	9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Variable Growth	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Variable Growth	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I†	10.23%	$1,000.00	$1,102.30	0.12%	$0.64	Class I†	5.00%	$1,000.00	$1,024.60	0.12%	$0.61

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	QS Variable Asset Allocation Series 2017 Annual Report

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Variable Moderate Growth	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Variable Moderate Growth	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I†	8.51%	$1,000.00	$1,085.10	0.20%	$1.05	Class I†	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Variable Asset Allocation Series 2017 Annual Report	11

Portfolios expenses (unaudited) (cont’d)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Variable Conservative Growth	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Variable Conservative Growth	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I†	6.57%	$1,000.00	$1,065.70	0.16%	$0.83	Class I†	5.00%	$1,000.00	$1,024.40	0.16%	$0.82
Class II	6.32	1,000.00	1,063.20	0.43	2.24	Class II	5.00	1,000.00	1,023.04	0.43	2.19

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	QS Variable Asset Allocation Series 2017 Annual Report

Portfolios performance (unaudited)

QS Variable Growth

Average annual total returns[1]
Class I†
Twelve Months Ended 12/31/17	19.33%
Five Years Ended 12/31/17	10.88
Ten Years Ended 12/31/17	6.17

Cumulative total returns[1]
Class I (12/31/07 through 12/31/17)	82.04%

QS Variable Moderate Growth

Average annual total returns[1]
Class I†
Twelve Months Ended 12/31/17	16.73%
Five Years Ended 12/31/17	9.61
Ten Years Ended 12/31/17	6.36

Cumulative total returns[1]
Class I (12/31/07 through 12/31/17)	85.24%

QS Variable Conservative Growth

Average annual total returns[1]
	Class I†	Class II‡
Twelve Months Ended 12/31/17	13.55%	N/A
Five Years Ended 12/31/17	7.84	N/A
Ten Years Ended 12/31/17	6.26	N/A
Inception* through 12/31/17	—	6.18%
Cumulative total returns[1]
Class I (12/31/07 through 12/31/17)	83.48%
Class II (Inception date of 6/23/17 through 12/31/17)	6.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

‡	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares of QS Variable Conservative Growth are February 5, 1997 and June 23, 2017, respectively.

QS Variable Asset Allocation Series 2017 Annual Report	13

Portfolios performance (unaudited) (cont’d)

QS Variable Growth

Historical performance

Value of $10,000 invested in

Class I Shares of QS Variable Growth vs. Benchmark Indices† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of QS Variable Growth on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, the Russell 3000 Index and the Variable Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 85%.

14	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Moderate Growth

Historical performance

Value of $10,000 invested in

Class I Shares of QS Variable Moderate Growth vs. Benchmark Indices† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of QS Variable Moderate Growth on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, the Russell 3000 Index and the Variable Moderate Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 70%.

QS Variable Asset Allocation Series 2017 Annual Report	15

Portfolios performance (unaudited) (cont’d)

QS Variable Conservative Growth

Historical performance

Value of $10,000 invested in

Class I Shares of QS Variable Conservative Growth vs. Benchmark Indices† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of QS Variable Conservative Growth on December 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, the Russell 1000 Index and the Variable Conservative Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg Barclays U.S. Aggregate Index and 7% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 50%.

16	QS Variable Asset Allocation Series 2017 Annual Report

Schedules of investments

December 31, 2017

QS Variable Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 99.7%
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares		380,175	$7,926,656	(b)
BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares		2,106,611	26,058,774	(c)
QS International Equity Fund, Class IS Shares		1,429,170	24,453,101
QS U.S. Small Capitalization Equity Fund, Class IS Shares		1,408,714	19,073,988
Legg Mason Partners Equity Trust:
ClearBridge Appreciation Fund, Class IS Shares		423,029	9,941,189
ClearBridge Large Cap Growth Fund, Class IS Shares		260,656	11,734,753
ClearBridge Small Cap Growth Fund, Class IS Shares		284,286	10,023,937
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		271,951	3,448,337
Western Asset Intermediate Bond Fund, Class IS Shares		471,168	5,159,286
Total Investments before Short-Term Investments (Cost — $98,727,827)			117,820,021

	Rate
Short-Term Investments — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $361,579)	1.219%	361,579	361,579
Total Investments — 100.0% (Cost — $99,089,406)			118,181,600
Liabilities in Excess of Other Assets — (0.0)%			(55,799)
Total Net Assets — 100.0%			$118,125,801

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to December 29, 2017, Legg Mason BW Diversified Large Cap Value Fund.

(c)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	17

Schedules of investments (cont’d)

December 31, 2017

QS Variable Moderate Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 100.0%
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares		83,880	$1,748,889	(b)
BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares		611,173	7,560,207	(c)
QS International Equity Fund, Class IS Shares		362,757	6,206,774
QS U.S. Small Capitalization Equity Fund, Class IS Shares		362,985	4,914,822
Legg Mason Partners Equity Trust:
ClearBridge Appreciation Fund, Class IS Shares		187,686	4,410,615
ClearBridge Large Cap Growth Fund, Class IS Shares		76,112	3,426,569
ClearBridge Small Cap Growth Fund, Class IS Shares		47	1,670
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		290,324	3,681,305
Western Asset Intermediate Bond Fund, Class IS Shares		502,889	5,506,635
Total Investments before Short-Term Investments (Cost — $32,001,646)			37,457,486

	Rate
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $65,014)	1.219%	65,014	65,014
Total Investments — 100.2% (Cost — $32,066,660)			37,522,500
Liabilities in Excess of Other Assets — (0.2)%			(76,964)
Total Net Assets — 100.0%			$37,445,536

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to December 29, 2017, Legg Mason BW Diversified Large Cap Value Fund.

(c)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

See Notes to Financial Statements.

18	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Conservative Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 100.0%
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares		1,072,732	$13,269,700	(b)
QS International Equity Fund, Class IS Shares		602,613	10,310,712
QS U.S. Small Capitalization Equity Fund, Class IS Shares		739,693	10,015,439
Legg Mason Partners Equity Trust:
ClearBridge Appreciation Fund, Class IS Shares		422,794	9,935,661
ClearBridge Large Cap Growth Fund, Class IS Shares		140,015	6,303,485
ClearBridge Small Cap Growth Fund, Class IS Shares		67,796	2,390,502
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		1,365,219	17,310,983
Western Asset Intermediate Bond Fund, Class IS Shares		2,364,486	25,891,125
Total Investments before Short-Term Investments (Cost — $85,897,646)			95,427,607

	Rate
Short-Term Investments — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $110,190)	1.219%	110,190	110,190
Total Investments — 100.1% (Cost — $86,007,836)			95,537,797
Liabilities in Excess of Other Assets — (0.1)%			(71,023)
Total Net Assets — 100.0%			$95,466,774

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	19

Statements of assets and liabilities

December 31, 2017

	QS Variable Growth	QS Variable Moderate Growth	QS Variable Conservative Growth

Assets:
Investments in affiliated Underlying Funds, at cost	$98,727,827	$32,001,646	$85,897,646
Short-term investments, at cost	361,579	65,014	110,190
Investments in affiliated Underlying Funds, at value	$117,820,021	$37,457,486	$95,427,607
Short-term investments, at value	361,579	65,014	110,190
Interest receivable	327	104	247
Receivable from investment manager	—	8,792	—
Prepaid expenses	1,543	761	1,299
Total Assets	118,183,470	37,532,157	95,539,343

Liabilities:
Payable for Portfolio shares repurchased	6,380	39,025	22,697
Trustees’ fees payable	1,026	317	826
Service and/or distribution fees payable	—	—	211
Accrued expenses	50,263	47,279	48,835
Total Liabilities	57,669	86,621	72,569
Total Net Assets	$118,125,801	$37,445,536	$95,466,774

Net Assets:
Par value (Note 7)	$82	$27	$65
Paid-in capital in excess of par value	97,021,639	32,179,219	85,477,607
Undistributed (overdistributed) net investment income	308,018	(32,451)	(35,126)
Accumulated net realized gain (loss) on affiliated Underlying Funds, investments and capital gain distributions from Underlying Funds	1,703,868	(157,099)	494,267
Net unrealized appreciation on affiliated Underlying Funds	19,092,194	5,455,840	9,529,961
Total Net Assets	$118,125,801	$37,445,536	$95,466,774

Net Assets:
Class I	$118,125,801	$37,445,536	$94,355,369
Class II	—	—	$1,111,405

Shares Outstanding:
Class I	8,170,057	2,687,611	6,446,902
Class II	—	—	76,012

Net Asset Value:
Class I	$14.46	$13.93	$14.64
Class II	—	—	$14.62

See Notes to Financial Statements.

20	QS Variable Asset Allocation Series 2017 Annual Report

Statements of operations

For the Year Ended December 31, 2017

	QS Variable Growth	QS Variable Moderate Growth	QS Variable Conservative Growth

Investment Income:
Income distributions from affiliated Underlying Funds	$1,732,562	$654,547	$1,833,997
Return of capital from affiliated Underlying Funds (Note 1(c))	(1,730)	(3,191)	(12,936)
Interest	3,027	1,052	2,628
Total Investment Income	1,733,859	652,408	1,823,689

Expenses:
Legal fees	37,782	34,366	36,405
Audit and tax fees	29,497	29,223	29,444
Fund accounting fees	26,213	26,180	26,154
Shareholder reports	26,035	18,964	32,968
Trustees’ fees	7,053	2,329	5,806
Insurance	2,301	1,138	1,984
Transfer agent fees (Note 5)	758	7	561
Custody fees	327	337	338
Interest expense	30	166	171
Service and/or distribution fees (Notes 2 and 5)	—	—	568
Miscellaneous expenses	1,919	1,573	2,476
Total Expenses	131,915	114,283	136,875
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	—	(38,207)	—
Net Expenses	131,915	76,076	136,875
Net Investment Income	1,601,944	576,332	1,686,814

Realized and Unrealized Gain (Loss) on Affiliated Underlying Funds, Investments and Capital Gain Distributions From Affiliated Underlying Funds (Notes 1 and 3):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	20,024,028	6,823,804	14,406,315
Investment transactions (Note 3)	(18,084)	(5,119)	(7,983)
Capital gain distributions from affiliated Underlying Funds	3,538,727	927,294	1,740,408
Net Realized Gain	23,544,671	7,745,979	16,138,740
Change in Net Unrealized Appreciation (Depreciation) on Affiliated Underlying Funds	(4,928,640)	(2,451,128)	(5,855,582)
Net Gain on Affiliated Underlying Funds, Investments and Capital Gain Distributions From Affiliated Underlying Funds	18,616,031	5,294,851	10,283,158
Increase in Net Assets From Operations	$20,217,975	$5,871,183	$11,969,972

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	21

Statements of changes in net assets

QS Variable Growth

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$1,601,944	$1,557,546
Net realized gain	23,544,671	2,899,894
Change in net unrealized appreciation (depreciation)	(4,928,640)	4,404,892
Increase in Net Assets From Operations	20,217,975	8,862,332

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,045,010)	(1,560,009)
Net realized gains	(18,117,943)	(4,085,130)
Decrease in Net Assets From Distributions to Shareholders	(20,162,953)	(5,645,139)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	477,306	1,359,171
Reinvestment of distributions	20,162,953	5,645,139
Cost of shares repurchased	(13,372,869)	(10,790,254)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	7,267,390	(3,785,944)
Increase (Decrease) in Net Assets	7,322,412	(568,751)

Net Assets:
Beginning of year	110,803,389	111,372,140
End of year*	$118,125,801	$110,803,389
* Includes undistributed net investment income, respectively, of:	$308,018	$96,323

See Notes to Financial Statements.

22	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Moderate Growth

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$576,332	$645,873
Net realized gain	7,745,979	1,075,529
Change in net unrealized appreciation (depreciation)	(2,451,128)	1,148,139
Increase in Net Assets From Operations	5,871,183	2,869,541

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(770,003)	(770,004)
Net realized gains	(6,189,718)	(502,796)
Decrease in Net Assets From Distributions to Shareholders	(6,959,721)	(1,272,800)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	124,844	199,358
Reinvestment of distributions	6,959,721	1,272,800
Cost of shares repurchased	(6,728,074)	(4,511,219)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	356,491	(3,039,061)
Decrease in Net Assets	(732,047)	(1,442,320)

Net Assets:
Beginning of year	38,177,583	39,619,903
End of year*	$37,445,536	$38,177,583
* Includes overdistributed net investment income of:	$(32,451)	$(22,524)

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	23

Statements of changes in net assets (cont’d)

QS Variable Conservative Growth

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$1,686,814	$2,058,312
Net realized gain	16,138,740	2,097,822
Change in net unrealized appreciation (depreciation)	(5,855,582)	2,584,146
Increase in Net Assets From Operations	11,969,972	6,740,280

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,216,010)	(2,215,010)
Net realized gains	(9,914,979)	—
Decrease in Net Assets From Distributions to Shareholders	(12,130,989)	(2,215,010)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	1,668,291	1,752,265
Reinvestment of distributions	12,130,989	2,215,010
Cost of shares repurchased	(11,934,245)	(12,753,526)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	1,865,035	(8,786,251)
Increase (Decrease) in Net Assets	1,704,018	(4,260,981)

Net Assets:
Beginning of year	93,762,756	98,023,737
End of year*	$95,466,774	$93,762,756
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(35,126)	$136,950

See Notes to Financial Statements.

24	QS Variable Asset Allocation Series 2017 Annual Report

Financial highlights

QS Variable Growth

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.55	$14.12	$16.45	$16.51	$13.26

Income (loss) from operations:
Net investment income	0.22	0.20	0.19	0.19	0.15
Net realized and unrealized gain (loss)	2.56	0.98	(0.52)	0.59	3.35
Total income (loss) from operations	2.78	1.18	(0.33)	0.78	3.50

Less distributions from:
Net investment income	(0.29)	(0.21)	(0.21)	(0.30)	(0.25)
Net realized gains	(2.58)	(0.54)	(1.79)	(0.54)	—
Total distributions	(2.87)	(0.75)	(2.00)	(0.84)	(0.25)

Net asset value, end of year	$14.46	$14.55	$14.12	$16.45	$16.51
Total return[3]	19.33%	8.50%	(2.23)%	4.69%	26.50%

Net assets, end of year (000s)	$118,126	$110,803	$111,372	$124,452	$129,601

Ratios to average net assets:
Gross expenses[4]	0.12%	0.11%	0.12%	0.08%	0.11%
Net expenses[4,5]	0.12	0.11	0.12	0.08	0.11
Net investment income	1.40	1.44	1.17	1.12	0.98

Portfolio turnover rate	88%[6]	20%	54%[6]	19%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	25

Financial highlights (cont’d)

QS Variable Moderate Growth

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.57	$13.95	$14.46	$14.05	$11.71

Income (loss) from operations:
Net investment income	0.24	0.24	0.21	0.21	0.15
Net realized and unrealized gain (loss)	2.18	0.87	(0.46)	0.48	2.40
Total income (loss) from operations	2.42	1.11	(0.25)	0.69	2.55

Less distributions from:
Net investment income	(0.34)	(0.30)	(0.26)	(0.28)	(0.21)
Net realized gains	(2.72)	(0.19)	—	—	—
Total distributions	(3.06)	(0.49)	(0.26)	(0.28)	(0.21)

Net asset value, end of year	$13.93	$14.57	$13.95	$14.46	$14.05
Total return[3]	16.73%	7.99%	(1.79)%	4.91%	21.82%

Net assets, end of year (000s)	$37,446	$38,178	$39,620	$47,643	$52,761

Ratios to average net assets:
Gross expenses[4]	0.30%	0.23%	0.27%	0.16%	0.18%
Net expenses[4,5]	0.20 [6]	0.20 [6]	0.20 [6]	0.16	0.18
Net investment income	1.52	1.70	1.43	1.44	1.17

Portfolio turnover rate	87%[7]	21%	57%[7]	17%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

26	QS Variable Asset Allocation Series 2017 Annual Report

QS Variable Conservative Growth

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.76	$14.07	$14.54	$14.22	$12.58

Income (loss) from operations:
Net investment income	0.28	0.31	0.29	0.31	0.24
Net realized and unrealized gain (loss)	1.73	0.73	(0.46)	0.39	1.69
Total income (loss) from operations	2.01	1.04	(0.17)	0.70	1.93

Less distributions from:
Net investment income	(0.39)	(0.35)	(0.30)	(0.38)	(0.29)
Net realized gains	(1.74)	—	—	—	—
Total distributions	(2.13)	(0.35)	(0.30)	(0.38)	(0.29)

Net asset value, end of year	$14.64	$14.76	$14.07	$14.54	$14.22
Total return[3]	13.55%	7.43%	(1.19)%	4.91%	15.33%

Net assets, end of year (000s)	$94,355	$93,763	$98,024	$114,198	$125,637

Ratios to average net assets:
Gross expenses[4]	0.14%	0.13%	0.14%	0.10%	0.10%
Net expenses[4,5]	0.14	0.13	0.14	0.10	0.10
Net investment income	1.78	2.18	1.98	2.09	1.77

Portfolio turnover rate	86%[6]	18%	58%[6]	17%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2017 Annual Report	27

Financial highlights (cont’d)

QS Variable Conservative Growth

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2017[2]

Net asset value, beginning of period	$15.72

Income from operations:
Net investment income	0.32
Net realized and unrealized gain	0.66
Total income from operations	0.98

Less distributions from:
Net investment income	(0.34)
Net realized gains	(1.74)
Total distributions	(2.08)

Net asset value, end of period	$14.62
Total return[3]	6.18%

Net assets, end of period (000s)	$1,111

Ratios to average net assets:
Gross expenses[4,5]	0.43%
Net expenses[4,5,6]	0.43
Net investment income[5]	3.90

Portfolio turnover rate	86%[7,8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 23, 2017 (inception date) to December 31, 2017.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class II shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

[8]	For the year ended December 31, 2017.

See Notes to Financial Statements.

28	QS Variable Asset Allocation Series 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Variable Growth (“Variable Growth”), QS Variable Moderate Growth (“Variable Moderate Growth”) and QS Variable Conservative Growth (“Variable Conservative Growth”) (the “Portfolios”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in other mutual funds which are affiliated with Legg Mason, Inc. (“Legg Mason”). Effective June 1, 2017, the Portfolios may invest in mutual funds and exchange-traded funds (“ETFs”) that are affiliated with Legg Mason and ETFs managed by unaffiliated investment advisers (“Underlying Funds”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolios hold securities or other assets that are denominated in a foreign currency, the Portfolios will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Portfolio calculates its net asset value, the Portfolios value these securities as determined in accordance with procedures approved by the Portfolios’ Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolios’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolios, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

QS Variable Asset Allocation Series 2017 Annual Report	29

Notes to financial statements (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolios use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolios’ assets carried at fair value:

Variable Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$117,820,021	—	—	$117,820,021
Short-term investments†	361,579	—	—	361,579
Total investments	$118,181,600	—	—	$118,181,600

†	See Schedule of Investments for additional detailed categorizations.

Variable Moderate Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$37,457,486	—	—	$37,457,486
Short-term investments†	65,014	—	—	65,014
Total investments	$37,522,500	—	—	$37,522,500

†	See Schedule of Investments for additional detailed categorizations.

Variable Conserrvative Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$95,427,607	—	—	$95,427,607
Short-term investments†	110,190	—	—	110,190
Total investments	$95,537,797	—	—	$95,537,797

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund of funds risk. The cost of investing in the Portfolios, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolios’ approval, which could force the Portfolios to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Portfolios. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing any investment purpose.

30	QS Variable Asset Allocation Series 2017 Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The character of certain distributions received from the Underlying Funds may represent a return of capital. The Funds determine the components of these distributions subsequent to the ex-dividend date, based on the actual tax character reported by the Underlying Funds. These distributions are recorded by adjusting the cost basis of the related Underlying Fund. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Compensating balance arrangements. The Portfolios have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolios’ cash on deposit with the bank.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolios had the following reclassifications:

Portfolio	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)
Variable Growth(a)	$654,761	$(654,761)
Variable Moderate Growth(a)	183,744	(183,744)
Variable Conservative Growth(a)	357,120	(357,120)

(a)

Reclassifications are due to short-term capital gains from Underlying Funds treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from Underlying Funds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and QS Investors, LLC (“QS Investors”) is each Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of each Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason. Under the investment management agreements, the Portfolios do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except for the management of the portion of each Portfolio’s cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between the Portfolios and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares of Variable Growth, Variable Moderate Growth and Variable Conservative Growth and Class II shares of Variable Conservative Growth did not exceed 0.20% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

QS Variable Asset Allocation Series 2017 Annual Report	31

Notes to financial statements (cont’d)

During the year ended December 31, 2017, fees waived and/or reimbursed were as follows:

Variable Growth	—
Variable Moderate Growth	$38,207
Variable Conservative Growth	—

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolios, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and/or administration fees ranged from 0.40% to 0.75% of the average daily net assets of the Underlying Funds.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolios’ sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Variable Growth*	$100,495,907	$108,497,295
Variable Moderate Growth**	32,989,021	38,047,545
Variable Conservative Growth***	81,379,303	88,133,418

*	Excludes the value of securities received from the Underlying Funds and the subsequent sale of those securities, totaling $7,511,021 and $7,492,937, respectively.

**	Excludes the value of securities received from the Underlying Funds and the subsequent sale of those securities, totaling $2,128,056 and $2,122,937, respectively.

***	Excludes the value of securities received from the Underlying Funds and the subsequent sale of those securities, totaling $3,313,467 and $3,305,484, respectively.

During the year ended December 31, 2017, each Portfolio received securities in lieu of cash proceeds from the sale of its Underlying Fund — ClearBridge Aggressive Growth Fund. Subsequently, the securities were sold. The realized gains and losses from the sale of these securities are noted in the Statements of Operations.

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Variable Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$102,137,097	$19,406,557	$(3,362,054)	$16,044,503

	Variable Moderate Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$33,168,457	$5,540,217	$(1,186,174)	$4,354,043

	Variable Conservative Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$87,328,250	$8,326,819	$(117,272)	$8,209,547

4. Derivative instruments and hedging activities

During the year ended December 31, 2017, the Portfolios did not invest in derivative instruments.

32	QS Variable Asset Allocation Series 2017 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

Variable Conservative Growth has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees

Variable Growth
Class I†	—	$758

Variable Moderate Growth
Class I†	—	$7

Variable Conservative Growth
Class I†	—	$551
Class II‡	$568	10
Total	$568	$561

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.
‡	For the period June 23, 2017 (inception date) to December 31, 2017.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements

Variable Moderate Growth
Class I†	$38,207
†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016

Variable Growth

Net Investment Income:
Class I†	$2,045,010	$1,560,009

Net Realized Gains:
Class I†	$18,117,943	$4,085,130

Variable Moderate Growth

Net Investment Income:
Class I†	$770,003	$770,004

Net Realized Gains:
Class I†	$6,189,718	$502,796

QS Variable Asset Allocation Series 2017 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended December 31, 2017	Year Ended December 31, 2016

Variable Conservative Growth

Net Investment Income:
Class I†	$2,193,264	$2,215,010
Class II‡	22,746	—
Total	$2,216,010	$2,215,010

Net Realized Gains:
Class I†	$9,799,177	—
Class II‡	115,802	—
Total	$9,914,979	—

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

‡	For the period June 23, 2017 (inception date) to December 31, 2017.

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolios have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Variable Growth
Class I†
Shares sold	29,859	$477,306	99,260	$1,359,171
Shares issued on reinvestment	1,377,285	20,162,953	396,402	5,645,139
Shares repurchased	(853,636)	(13,372,869)	(768,464)	(10,790,254)
Net increase (decrease)	553,508	$7,267,390	(272,802)	$(3,785,944)

Variable Moderate Growth
Class I†
Shares sold	7,988	$124,844	13,845	$199,358
Shares issued on reinvestment	492,566	6,959,721	87,532	1,272,800
Shares repurchased	(433,052)	(6,728,074)	(320,869)	(4,511,219)
Net increase (decrease)	67,502	$356,491	(219,492)	$(3,039,061)

Variable Conservative Growth
Class I†
Shares sold	34,799	$552,142	120,328	$1,752,265
Shares issued on reinvestment	816,470	11,992,441	150,290	2,215,010
Shares repurchased	(755,020)	(11,898,238)	(885,993)	(12,753,526)
Net increase (decrease)	96,249	$646,345	(615,375)	$(8,786,251)

Class II‡
Shares sold	68,828	$1,116,149	—	—
Shares issued on reinvestment	9,457	138,548	—	—
Shares repurchased	(2,273)	(36,007)	—	—
Net increase	76,012	$1,218,690	—	—

†	Effective May 1, 2017, the existing single class shares were renamed Class I shares.

‡	For the period June 23, 2017 (inception date) to December 31, 2017.

34	QS Variable Asset Allocation Series 2017 Annual Report

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolios own 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason, through subadvisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolios. Based on the Portfolios’ relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
Variable Growth		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares(a)	$14,042,671	$3,890,507	190,758	$9,337,430	556,344	$1,947,570	$140,137	—	$480,370	$(669,091)	$7,926,656
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares(b)	—	27,884,308	2,581,316	5,179,938	474,705	460,062	222,022	—	517,286	3,354,404	26,058,774
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	13,680,305	10,368,777	642,870	2,821,812	186,003	103,188	648,777	—	—	3,225,831	24,453,101
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	6,925,247	60,000	5,231	7,973,087	624,109	(820,875)	—	—	—	987,840	—
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	—	25,523,720	1,860,619	6,135,369	451,905	14,631	331,814	—	1,276,906	(314,363)	19,073,988
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	7,221,712	—	—	2,192,325	34,540	5,533,789	—	—	—	(5,029,387)	—
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	13,106,562	3,325,775	143,989	6,951,295	348,669	1,123,705	130,728	—	485,047	460,147	9,941,189
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	5,585,511	—	—	5,112,488	572,873	1,129,304	—	—	—	(473,023)	—
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	5,225,091	9,707,674	233,923	4,717,755	112,863	292,245	35,209	—	452,465	1,519,743	11,734,753
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	4,865,613	—	—	2,535,906	138,898	2,541,886	—	—	—	(2,329,707)	—
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	4,111,923	8,154,912	235,089	1,797,983	92,349	1,227,016	—	—	319,911	(444,915)	10,023,937
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	11,054,482	66,327	5,473	10,857,881	960,092	830,554	59,585	—	6,742	(262,929)	—
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	10,991,628	—	—	6,880,900	656,217	4,955,078	—	—	—	(4,110,728)	—

QS Variable Asset Allocation Series 2017 Annual Report	35

Notes to financial statements (cont’d)

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
Variable Growth (cont’d)		Cost	Shares	Cost	Shares
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	$9,906,411	$630,000	64,024	$9,632,969	1,051,702	$456,646	—	—	—	$(903,442)	—
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	—	4,108,824	328,392	706,548	56,441	8,452	$58,824	—	—	46,061	$3,448,337
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	736,267	2,252	196	765,356	64,668	(24,517)	2,272	—	—	26,837	—
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	494,337	643,689	78,687	1,014,669	140,019	138,967	14,052	$(1,730)	—	(123,357)	—
Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	—	6,129,142	562,260	993,328	91,092	6,672	89,142	—	—	23,472	5,159,286
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	2,779,991	—	—	2,867,958	264,761	99,655	—	—	—	87,967	—
	$110,727,751	$100,495,907		$88,474,997		$20,024,028	$1,732,562	$(1,730)	$3,538,727	$(4,928,640)	$117,820,021

(a)	Prior to December 29, 2017, Legg Mason BW Diversified Large Cap Value Fund.

(b)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

Variable Moderate Growth	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares(a)	$4,044,538	$134,692	6,564	$2,020,767	137,476	$694,233	$30,420	—	$104,272	$(409,574)	$1,748,889
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares(b)	—	7,560,615	699,872	959,104	88,699	55,896	63,250	—	147,365	958,696	7,560,207
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	3,371,848	3,029,675	187,928	1,021,557	64,819	18,443	164,675	—	—	826,808	6,206,774
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	2,384,893	—	—	2,712,083	213,127	(269,629)	—	—	—	327,190	—
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	—	6,800,105	495,350	1,800,906	132,365	9,093	85,499	—	329,606	(84,377)	4,914,822
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	2,037,365	20,000	89	546,644	9,833	1,652,746	—	—	—	(1,510,721)	—

36	QS Variable Asset Allocation Series 2017 Annual Report

Variable Moderate Growth (cont’d)	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	$4,104,726	$1,393,990	60,579	$1,547,441	69,480	$87,559	$57,106	—	$211,884	$459,340	$4,410,615
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	1,446,119	75,000	6,925	1,215,405	155,245	476,603	—	—	—	(305,714)	—
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	2,338,456	2,667,046	63,474	2,087,511	49,837	102,489	10,255	—	131,791	508,578	3,426,569
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	1,593,639	—	—	879,067	45,494	783,744	—	—	—	(714,572)	—
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	765,780	390,053	12,281	779,047	38,595	480,953	—	—	53	(375,116)	1,670
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	3,845,935	22,858	1,886	3,775,669	334,005	289,438	20,535	—	2,323	(93,124)	—
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	2,629,164	—	—	1,380,754	156,965	1,450,198	—	—	—	(1,248,410)	—
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	2,257,038	—	—	2,051,681	225,029	111,702	—	—	—	(205,357)	—
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	607,344	3,623,013	289,432	606,854	48,326	3,146	63,013	—	—	57,802	3,681,305
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	4,451,597	41,143	3,565	3,898,537	393,372	677,939	45,618	—	—	(594,203)	—
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	771,190	1,037,570	126,595	1,688,216	222,276	142,077	25,915	$(3,191)	—	(120,544)	—
Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	—	6,193,261	568,026	711,054	65,137	3,946	88,261	—	—	24,428	5,506,635
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	1,496,893	—	—	1,544,635	142,561	53,228	—	—	—	47,742	—
	$38,146,525	$32,989,021		$31,226,932		$6,823,804	$654,547	$(3,191)	$927,294	$(2,451,128)	$37,457,486

(a)	Prior to December 29, 2017, Legg Mason BW Diversified Large Cap Value Fund.

(b)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

QS Variable Asset Allocation Series 2017 Annual Report	37

Notes to financial statements (cont’d)

Variable Conservative Growth	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares(a)	$6,702,590	—	—	$5,113,169	355,953	$1,891,093	—	—	—	$(1,589,421)	—
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Dynamic US Large Cap Value Fund, Class IS Shares(b)	—	$13,398,286	1,240,108	1,824,811	167,376	155,189	$112,102	—	$261,184	1,696,224	$13,269,700
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	4,412,624	5,813,558	363,948	1,088,341	74,954	96,659	273,558	—	—	1,172,870	10,310,712
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	5,924,889	—	—	6,742,927	529,481	(675,764)	—	—	—	818,038	—
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	—	12,394,497	905,770	2,261,786	166,077	8,215	174,230	—	670,267	(117,272)	10,015,439
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	3,225,861	—	—	1,716,637	15,429	1,734,200	—	—	—	(1,509,223)	—
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	6,873,774	5,177,702	228,585	3,039,037	134,995	155,964	130,075	—	482,627	923,221	9,935,661
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	2,851,731	275,000	25,392	2,331,138	317,877	1,134,791	—	—	—	(795,593)	—
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	4,520,745	3,682,727	87,999	2,842,680	68,763	157,320	18,968	—	243,759	942,693	6,303,485
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	2,401,997	—	—	1,007,351	68,570	1,498,857	—	—	—	(1,394,646)	—
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	2,708,228	1,916,945	54,833	1,241,607	80,263	1,358,393	—	—	76,945	(993,065)	2,390,502
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	9,469,465	55,355	4,567	9,295,347	822,310	709,492	49,729	—	5,626	(229,473)	—
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	3,692,287	—	—	2,366,601	220,435	1,607,385	—	—	—	(1,325,686)	—
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	3,473,671	—	—	2,796,124	346,328	531,498	—	—	—	(677,547)	—

38	QS Variable Asset Allocation Series 2017 Annual Report

Variable Conservative Growth (cont’d)	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	$8,031,173	$10,068,308	804,367	$1,132,021	89,972	$(2,021)	$333,308	—	—	$343,523	$17,310,983
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	20,988,276	500,851	43,664	18,514,711	1,881,517	3,401,102	230,403	—	—	(2,974,415)	—
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	4,280,627	1,534,502	187,573	5,415,894	718,668	504,650	105,052	$(12,936)	—	(399,235)	—
Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	—	26,561,572	2,436,417	788,232	71,931	1,768	406,572	—	—	117,786	25,891,125
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	4,085,986	—	—	4,221,625	389,142	137,524	—	—	—	135,639	—
	$93,643,924	$81,379,303		$73,740,039		$14,406,315	$1,833,997	$(12,936)	$1,740,408	$(5,855,582)	$95,427,607

(a)	Prior to December 29, 2017, Legg Mason BW Diversified Large Cap Value Fund.

(b)	Prior to December 29, 2017, Legg Mason BW Dynamic Large Cap Value Fund.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth

Distributions Paid From:
Ordinary income	$2,762,066	$901,049	$2,216,010
Net long-term capital gains	17,400,887	6,058,672	9,914,979
Total distributions paid	$20,162,953	$6,959,721	$12,130,989

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth

Distributions Paid From:
Ordinary income	$1,560,009	$770,004	$2,215,010
Net long-term capital gains	4,085,130	502,796	—
Total distributions paid	$5,645,139	$1,272,800	$2,215,010

QS Variable Asset Allocation Series 2017 Annual Report	39

Notes to financial statements (cont’d)

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Variable Growth		Variable Moderate Growth		Variable Conservative Growth
Undistributed ordinary income — net	$1,230,045		$172,395		$4,432
Undistributed long-term capital gains — net	3,869,270		776,695		1,814,680
Total undistributed earnings	5,099,315		949,090		1,819,112
Other book/tax temporary differences	(39,738)	(a)	(36,843)	(a)	(39,557)	(a)
Unrealized appreciation (depreciation)	16,044,503	(b)	4,354,043	(b)	8,209,547	(b)
Total accumulated earnings (losses) — net	$21,104,080		$5,266,290		$9,989,102

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

During the taxable year ended December 31, 2017, Variable Conservative Growth utilized $865,734 of its capital loss carryforward available from prior years.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Portfolios have adopted the amendments to Regulation S-X and, upon evaluation, have concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

40	QS Variable Asset Allocation Series 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of QS Variable Growth, QS Variable Moderate Growth, and QS Variable Conservative Growth

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of QS Variable Growth, QS Variable Moderate Growth, and QS Variable Conservative Growth (three of the funds constituting Legg Mason Partners Variable Equity Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes for the year ended December 31, 2017, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations, changes in each of their net assets for the year ended December 31, 2017, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 15, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audit provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 13, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

QS Variable Asset Allocation Series 2017 Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Partners Variable Equity Trust

—QS Variable Growth Portfolio

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Growth Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

42	QS Variable Asset Allocation Series

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation aggressive growth funds (i.e., funds that maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for the ten-year period, but performed below the median performance of the funds in the Performance Universe for the one-, three- and five-year periods. The Board reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was slightly better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s long-term performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds underlying variable insurance products consisting of four mixed-asset target allocation aggressive growth funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all actively managed affiliated mixed-asset target allocation aggressive growth funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

QS Variable Asset Allocation Series	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

44	QS Variable Asset Allocation Series

Legg Mason Partners Variable Equity Trust

—QS Variable Moderate Growth Portfolio

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Moderate Growth Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Variable Asset Allocation Series	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds (i.e., funds that maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods, but performed below the median performance of the funds in the Performance Universe for the three-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively and passively managed affiliated funds underlying variable insurance products consisting of six mixed-asset target allocation growth funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all actively and passively managed affiliated mixed-asset target allocation growth funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

46	QS Variable Asset Allocation Series

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Variable Asset Allocation Series	47

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Variable Equity Trust

—QS Variable Conservative Growth Portfolio

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Conservative Growth Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

48	QS Variable Asset Allocation Series

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation moderate funds (i.e., funds that maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for each period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was at the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds underlying variable insurance products consisting of five mixed-asset target allocation moderate funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all actively managed affiliated mixed-asset target allocation moderate funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

QS Variable Asset Allocation Series	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

50	QS Variable Asset Allocation Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Variable Asset Allocation Series (the “Portfolios”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolios is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolios at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

QS Variable Asset Allocation Series	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

52	QS Variable Asset Allocation Series

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Variable Asset Allocation Series	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	QS Variable Asset Allocation Series

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS Variable Asset Allocation Series	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolios within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolios, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

56	QS Variable Asset Allocation Series

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Portfolios, as the independent registered public accounting firm to the Portfolios. The Audit Committee of the Portfolios’ Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Portfolios’ financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Portfolios’ fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolios’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Portfolios’ Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Portfolios or the Board of Trustees with the performance of the Portfolios’ prior independent registered public accounting firm, KPMG. During the Portfolios’ fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Portfolios, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

QS Variable Asset Allocation Series	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

	Variable Growth
Record date:	6/12/2017	12/27/2017
Payable date:	6/13/2017	12/28/2017
Dividends qualifying for the dividends
received deduction for corporations	53.21%	23.99%
Foreign source income*	25.92%	15.46%
Foreign taxes paid per share	—	$0.008025
Long-term capital gains per share	$0.383190	$2.095140

	Variable Moderate Growth
Record date:	6/12/2017	12/27/2017
Payable date:	6/13/2017	12/28/2017
Dividends qualifying for the dividends
received deduction for corporations	38.69%	33.21%
Foreign source income*	15.08%	13.87%
Foreign taxes paid per share	—	$0.006321
Long-term capital gains per share	$0.316710	$2.343870

	Variable Conservative Growth
Record date:	6/12/2017	12/27/2016
Payable date:	6/13/2017	12/28/2016
Dividends qualifying for the dividends
received deduction for corporations	23.61%	32.26%
Foreign source income*	7.80%	12.11%
Foreign taxes paid per share	—	$0.004136
Long-term capital gains per share	—	$1.735560

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

Please retain this information for your records.

58	QS Variable Asset Allocation Series

QS

Variable Asset Allocation Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Variable Asset Allocation Series

QS Variable Growth

QS Variable Moderate Growth

QS Variable Conservative Growth

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Variable Asset Allocation Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolios at 1-877-721-1926.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Portfolios at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Variable Growth, QS Variable Moderate Growth and QS Variable Conservative Growth. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolios. Please read the prospectuses carefully before investing.

www.leggmason.com

©2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

©2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01436 2/18 SR18-3269

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $418,495 in December 31, 2016 and $298,780 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $49,560 in December 31, 2016 and $46,420 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2016 and $0 in December 31, 2017

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H.Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	February 20, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	February 20, 2018